Exhibit g(3)

Appendix "B"

To

Custodian Agreement

Between

Brown Brothers Harriman & Co. and Each of the Investment

Companies Listed on Appendix "A" thereto

Dated as of March 18, 1999

 The following is a list of Additional Custodians, Special
Subcustodians and Foreign Subcustodians under the Custodian Agreement dated as of September 1, 1994 (the "Custodian Agreement"):

A. Additional Custodians

CUSTODIAN            PURPOSE
Bank of New York     FICASH
                     FITERM

B. Special Subcustodians:

SUBCUSTODIAN         PURPOSE
Bank of New York     FICASH

C.  Foreign Subcustodians:

Country          Foreign Subcustodian             Depository

Argentina        Citibank, N.A., Buenos Aires     Caja de Valores, S.A.;

                 (Citibank, N.A., New York        Central de Registracion y
                 Agt. 7/16/81

                 New York Agreement Amendment     Liquidacion de Instrumentos
                 8/31/90)

                                                  de Endeudamiento Publico (CRYL)

                 BankBoston, N.A., Buenos Aires

                 (First Nat. Bank of Boston
                 Agreement 1/15/88

                 Omnibus Amendment 2/22/94)

Australia        National Australia Bank Ltd.,    Austraclear Limited;
                 Melbourne

                 (National Australia Bank Agt.    Reserve Bank Information and
                 5/1/85

                 Agreement Amendment 2/13/92      Transfer System (RITS)

                 Omnibus Amendment 11/22/93)

                                                  The Clearing House Electronic

                                                  Sub-register system

Austria          Creditanstalt, AG, Vienna        Oesterreichische Kontrollbank

                 (Creditanstalt Bankverein        Aktiengesellschaft (OEKB)
                 Agreement 12/18/89

                 Omnibus Amendment 1/17/94)

Bahrain          British Bank of the Middle       None
                 East, Manama

Bangladesh       Standard Chartered Bank, Dhaka   None

                 (Standard Chartered Bank
                 Agreement 2/18/92)

Belgium          Banque Bruxelles Lambert,        Caisse Interprofessionnelle
                 Brussels                         de Depot

                 (Banque Bruxelles Lambert        et Virements de Titres (CIK);
                 Agreement 11/15/90

                 Omnibus Amendment 3/1/94)        Banque Nationale de Belgique
                                                  (BNB)

Bermuda          Bank of N.T. Butterfield &
                 Son Ltd., Hamilton

Botswana         Stanbic Bank Botswana,
                 Limited, Gaborone

                 for The Standard Bank of
                 South Africa, Limited (SBSA)

Brazil           BankBoston, N.A., Sao Paulo      Sao Paulo Stock Exchange

                 (First National Bank of          (BOVESPA);
                 Boston Agreement 1/5/88

                 Omnibus Amendment 2/22/94)       Rio de Janeiro Exchange (BVRJ);

                                                  Camara de Liquidacao e Custodia

                                                  S.A. (CLC)

Bulgaria         ING Bank N.V. (ING)              Central Depository AD (and)

                                                  Bulgarian National Bank

Canada           Canadian Imperial Bank of        Canadian Depository for
                 Commerce, Toronto                Securities,

                 (Canadian Imperial Bank of       Ltd., (CDS)
                 Commerce

                 Agreement 9/9/88

                 Omnibus Amendment 12/1/93)

                 Royal Bank of Canada, Toronto    Bank of Canada

                 Proposed Agreement 2/23/96

Chile            Citibank, N.A., Santiago         Deposito Central de Valores,
                                                  S.A.

                 (Citibank N.A., New York         (DCV)
                 Agreement 7/16/81

                 New York Agreement Amendment
                 8/31/90)

China-Shanghai   Standard Chartered Bank,         Shanghai Securities Central
                 Shanghai                         Clearing

                 (Standard Chartered Bank         & Registration Corporation
                 Agreement 2/18/92)

                                                  (SSCCRC)

China-Shenzhen   Standard Chartered Bank,         Shenzhen Securities
                 Shenzhen                         Registration

                 (Standard Chartered Bank         Corp. Ltd., (SSRC)
                 Agreement 2/18/92)

Colombia         Cititrust Colombia , S.A.,       Deposito Central de Valores
                 Sociedad Fiduciaria, Bogota      (DCV)

                 (Citibank N.A., New York
                 Agreement 7/16/81

                 New York Agreement Amendment     Deposito Centralizado de
                 8/31/90                          Valores

                 Citibank N.A. Subsidiary         (DECEVAL)
                 Amendment 10/19/95

                 Citibank N.A./Cititrust
                 Colombia Agreement 12/2/91)

Czech Republic   Citibank a.s., Praha, an         Stredisko Cennych Papiru (SCP)
                 indirect subsidiary of

                 Citibank, N.A.

                                                  Czech National Bank

Denmark          Den Danske Bank, Copenhagen      Vaerdipapircentralen - VP
                                                  Center

                 (Den Danske Bank Agreement
                 1/1/89

                 Omnibus Amendment 12/1/93)

Ecuador          Citibank, N.A., Quito            None

                 (Citibank, N.A. New York
                 Agreement 7/16/81

                 New York Agreement Amendment
                 8/31/90

                 Citibank, Quito Side Letter
                 7/3/95)

Egypt            Citibank, N.A., Cairo            Misr for Clearing, Settlement

                 (Citibank, N.A. New York         and Depository
                 Agreement 7/16/81

                 New York Agreement Amendment
                 8/31/90)

Finland          Merita Bank Ltd., Helsinki       Finnish Central Securities

                                                  Depository Ltd.

France           Banque Paribas, Paris            SICOVAM;

                 Agreement 4/2/93)                Banque de France

Germany          Dresdner Bank AG, Frankfurt      Deutsche Borse Clearing (DBC)

                 (Dresdner Bank Agreement
                 10/6/95)

Ghana            Merchant Bank (Ghana)            None
                 Limited, Accra

                 for The Standard Bank of
                 South Africa, Limited (SBSA)

Greece           Citibank, N.A., Athens           The Central Securities
                                                  Depository,

                 (Citibank N.A., New York         Apothetirion Titlon A.E.
                 Agreement 7/16/81

                 New York Agreement Amendment
                 8/31/90)

                                                  The Bank of Greece

Hong Kong        The Hongkong & Shanghai Banking  Central Clearing and

                 Corp., Ltd., Hong Kong           Settlement System (CCASS)

                 (Hongkong & Shanghai Banking
                 Corp. Agt. 4/19/91

                 Omnibus Supplement 12/29/93)     The Central Money Markets Unit

Hungary          Citibank Budapest, Rt.           Central Depository and Clearing

                 (Citibank N.A., New York         House (Budapest) Ltd.,
                 Agreement 7/16/81

                 New York Agreement Amendment     (KELER Ltd.)
                 8/31/90

                 Citibank N.A. Subsidiary
                 Amendment 10/19/95

                 Citibank N.A./Citibank
                 Budapest Agmt. 1/24/92

                 (amended 6/23/92 and 9/29/92))

India            Citibank, N.A., Mumbai           National Securities
                                                  Depository Limited

                 (Citibank N.A., New York
                 Agreement 7/16/81

                 New York Agreement Amendment
                 8/31/90

                 Citibank, Mumbai Amendment
                 11/17/93)

                 Standard Chartered Bank, Mumbai

                 (Standard Chartered Bank
                 Agreement 2/18/92

                 SCB, Mumbai Annexure and Side
                 Letter 7/18/94)

Indonesia        Citibank, N.A., Jakarta          None

                 (Citibank N.A., New York
                 Agreement 7/16/81

                 New York Agreement Amendment
                 8/31/90)

Ireland          Allied Irish Banks, plc.,        Gilt Settlement Office (GSO)
                 Dublin

                 (Allied Irish Banks Agreement
                 1/10/89

                 Omnibus Amendment 4/8/94)        CREST

Israel           Bank Hapoalim, B.M.              Tel-Aviv Stock Exchange

                 (Bank Hapoalim Agreement         (TASE) Clearinghouse Ltd.
                 8/27/92)

Italy            Banca Commerciale Italiana,      Monte Titoli S.p.A.
                 Milan

                 (Banca Commerciale Italiana
                 Agreement 5/8/89

                 Agreement Amendment 10/8/93      Banca D'Italia

                 Omnibus Amendment 12/14/93)

Japan            The Bank of Tokyo-Mitsubishi,    Japan Securities Depository
                 Ltd.,                            Center.,

                 Tokyo                            (JASDEC); Bank of Japan

Jordan           Arab Bank, plc, Amman            None

                 (Arab Bank Agreement 4/5/95

                 British Bank of the Middle
                 East, Amman

Kenya            Stanbic Bank Kenya, Limited,     None
                 Nairobi

                 for The Standard Bank of
                 South Africa, Limited (SBSA)

Lebanon          British Bank of the Middle       Midclear
                 East, Beirut

Luxembourg       Kredietbank Luxembourg (KBL)

Malaysia         Hongkong Bank Malaysia Berhad,   Malaysian Central Depository
                                                  Sdn.

                 Kuala Lumpur                     Bhd (MCD)

                 (Hongkong & Shanghai Banking
                 Corp. Agt. 4/19/91

                 Omnibus Supplement 12/29/93

                 Malaysia Subsidiary              Bank Negara Malaysia
                 Supplement 5/23/94)

Mauritius        Hongkong & Shanghai Banking      Central Depository &
                 Corp., Ltd.,                     Settlement Co.,

                 Port Louis                       Ltd.

Mexico           Citibank Mexico, S.A., Mexico    Institucion para el Deposito de
                 City

                 (Citibank N.A., New York         Valores- S.D. INDEVAL, S.A. de
                 Agreement 7/16/81

                 New York Agreement Amendment     C.V.
                 8/31/90

                 Citibank, Mexico, S.A.
                 Amendment 2/7/95)

                                                  Banco de Mexico

Morocco          Banque Marocaine du Commerce     MAROCLEAR
                 Exterieur,

                 Casablanca

                 (BMCE Agreement 7/6/94)

                 Citibank Maghreb, Casablanca,
                 Casablanca

Namibia          Standard Bank Namibia Ltd.,      None
                 Windhoek

Netherlands      ABN-AMRO, Bank N. V., Amsterdam  Nederlands Centraal Instituut
                                                  voor

                 (ABN-AMRO Agreement 12/19/88)    (NECIGEF)/KAS Associatie N.V.

                                                  (KAS); De Nederlandsche Bank (DNB)

New New Zealand  National Australia Bank Ltd.,    New Zealand Securities
                 Melbourne

                 (National Australia Bank         Depository Limited (NZCDS)
                 Agreement 5/1/85

                 Agreement Amendment 2/13/92

                 Omnibus Amendment 11/22/93

                 New Zealand Addendum 3/7/89)

Norway           Den norske Bank ASA, Oslo        Verdipapirsentralen (VPS)

                 (Den norske Bank Agreement
                 11/16/94)

Oman             British Bank of the Middle       Muscat Securities Market
                 East, Muscat

Pakistan         Standard Chartered Bank,         The Central Depository
                 Karachi

                 (Standard Chartered Bank         Company of Pakistan (CDC)
                 Agreement 2/18/92)

Peru             Citibank, N.A., Lima             Caja de Valores (CAVAL)

                 (Citibank N.A., New York
                 Agreement 7/16/81

                 New York Agreement Amendment
                 8/31/90)

Philippines      Citibank, N.A., Manila           The Philippines Central
                                                  Depository,

                 (Citibank N.A., New York         Inc.; The Registry of Scripless
                 Agreement 7/16/81

                 New York Agreement Amendment     Securities of the Bureau of the
                 8/31/90)

                                                  Treasury Department of Finance

Poland           Citibank Poland, S.A., Warsaw    National Depository of
                                                  Securities

                 (Citibank N.A., New York
                 Agreement 7/16/81

                 New York Agreement Amendment     National Bank of Poland
                 8/31/90

                 Citibank Subsidiary Amendment
                 10/19/95

                 Citibank, N.A./Citibank
                 Poland S.A. Agt. 11/6/92)

                 Bank Polska Kasa Opieki S.A.,
                 Warsaw

Portugal         Banco Comercial Portuges,        Central de Valores Mobiliaros
                 Lisboa

                                                  (Interbolsa)

Romania                                           National Company for Clearing

                                                  Settlement & Depository for

                                                  Securities

                                                  Bucharest Stock Exchange

                                                  National Bank of Romania

Russia           Credit Suisse First Boston       Rosvneshtorgbank (VTB)
                 (Moscow), Ltd

                 Citibank T/O, Moscow             Moscow Interbank Currency

                                                  Exchange Clearinghouse (MICEX)

                                                  National Depository Center

Singapore        Hongkong & Shanghai Banking      Central Depository Pte Ltd.
                                                  (CDP)

                 Corp., Ltd., Singapore

                 (Hongkong & Shanghai Banking
                 Corp. Agt. 4/19/91

                 Omnibus Supplement 12/29/93)

Slovak Republic  Internationale Nederlanden       Stredisko Cennych Papeirov
                 Bank N.V. (ING Bank              (SCP)

                 N.V.), Amsterdam

                                                  National Bank of Slovakia

Slovenia                                          Central Klirnisko Depotna
                                                  Drozba d.d.

South Africa     First National Bank of           The Central Depository (Pty)
                 Southern Africa Ltd.,            Ltd.

                 Johannesburg                     (CD)

                 (First National Bank of
                 Southern Africa Agmt. 8/7/91)

South Korea      Citibank, N.A., Seoul            Korean Securities Depository
                                                  (KSD)

                 (Citibank N.A., New York
                 Agreement 7/16/81

                 New York Agreement Amendment
                 8/31/90

                 Citibank, Seoul Agreement
                 Supplement 10/28/94)

Spain            Banco Santander S.A., Madrid     Servicio de Compensacion y

                 (Banco Santander Agreement       Liquidacion de Valores (SCLV)
                 12/14/88)

                                                  Banco de Espana

Sri Lanka        Hongkong & Shanghai Banking      Central Depository System (Pvt)
                 Corp. Ltd.,

                 Colombo                          Limited (CDS)

                 (Hongkong & Shanghai Banking
                 Corp. Agt. 4/19/91

                 Omnibus Supplement 12/29/93)

Swaziland        Standard Bank Swaziland,         None
                 Limited, Mbabane

                 for The Standard Bank of
                 South Africa, Limited (SBSA)

Sweden           Skandinaviska Enskilda           Vardepapperscentralen VPC AB
                 Banken, Stockholm

                 (Skandinaviska Enskilda
                 Banken Agreement 2/20/89

                 Omnibus Amendment 12/3/93)

Switzerland      Swiss Bank Corporation, Basel    Schweizerische Effekten -
                                                  Giro A.G.

                 (Swiss Bank Corporation          (SEGA)
                 Agreement 3/1/94)

Taiwan           Standard Chartered Bank, Taipei  Taiwan Securities Central
                                                  Depository

                 (Standard Chartered Bank         Co. Ltd. (TSCD)
                 Agmt. 2/18/92)

Thailand         Hongkong & Shanghai Banking      Thailand Securities Depository
                 Corp. Ltd.,

                 Bangkok                          Company (TSD)

                 (Hongkong & Shanghai Banking
                 Corp. Agmt. 4/19/91

                 Omnibus Amendment 12/29/93)

Transnational                                     Cedel Bank Societe

                                                  Anonyme, Luxembourg

                                                  Euroclear Clearance System

                                                  Societe Cooperative, Belgium

Turkey           Citibank, N.A., Istanbul         Takas ve Saklama Bankasi A.S.
                                                  (TvS)

                 (Citibank N.A., New York
                 Agmt. 7/16/81

                 New York Agmt. Amendment         Central Bank of Turkey (CBT)
                 8/31/90)

United Kingdom   Lloyds Bank PLC, London          Central Gilts Office (CGO);

                                                  CREST;

                                                  Central Money Markets Office

                                                  (CMO)

Uruguay          BankBoston, N.A. Montevideo      None

Venezuela        Citibank, N.A., Caracas          The Caja Venezolana de

                 (Citibank N.A., New York         Valores (CVV)
                 Agreement 7/16/81

                 New York Agreement Amendment
                 8/31/90)

Zambia           Stanbic Bank Zambia Ltd.,        Lusaka Central Depository
                 Lusaka



                                                  The Bank of Zamibia

Zimbabwe         Stanbic Bank Zimbabwe Ltd.,      None
                 Harare



       Each of the Investment Companies Listed on
       Appendix "A" to the Custodian Agreement, on Behalf of Each of Their Respective
       Portfolios

       By:      /s/John Costello
            Name:  John Costello
          Title:   Asst. Treasurer